Exhibit 99.1

FF EAI Robotics Ecosystem Completed its Acquisition of the Robotics Business of Faraday Future, Establish Nasdaq-Listed Humanoid and Bionic Robotics Platform

●	FFR expects October 2026 robot sales and shipments to exceed 300 units, setting a new monthly record and bringing cumulative shipments to more than 1,100 units, while continuing to deliver robots at a positive unit gross margin [pending sales]

Los Angeles, California (October 26, 2026) — FF EAI Robotics Ecosystem Inc. (“FFR”) (NASDAQ: FFR), a U.S.-based Embodied AI robotics company, and Faraday Future Intelligent Electric Inc. (“Faraday Future”) (NASDAQ: FFAI), today announced the completion of FFR’s acquisition of Faraday Future’s robotics business on October 23, 2026. Following the transaction, FFR will operate the robotics business and continue trading on Nasdaq under the ticker symbol “FFR.” Faraday Future will continue trading on Nasdaq under the ticker symbol “FFAI.”

In connection with the acquisition, FFR has appointed YT Jia as Chief Executive Officer, Jerry Wang as Executive Chairman, and Chen Shi as Lead Independent Director. Mr. Jia will continue to serve as the Chief Executive Officer of Faraday Future and Mr. Wang will continue to serve as the Global Executive Chairman of Faraday Future.

FFR expects October 2026 robot sales and shipments to exceed 300 units, setting a new monthly record and bringing cumulative shipments to more than 1,100 units, while continuing to deliver robots at a positive unit gross margin.

FFR is also providing full-year 2026 guidance for the first time. The robotics business currently expects 2026 robot sales and shipments of approximately 2,000 robots, while continuing to generate positive gross margin. The guidance reflects management’s confidence in FFR’s near-term operational execution and long-term growth prospects. Management believes that FFR’s commercialization strategy, planned production ramp, and growing market opportunity position it to pursue sustainable growth and create long-term value for stockholders.

“The completion of this transaction marks an important milestone in establishing a dedicated public company focused on Embodied AI robotics,” said YT Jia, Chief Executive Officer of FFR. “We believe this platform provides a strong foundation to accelerate commercialization and expand the adoption of intelligent robotics across real-world applications.”

FFR is developing a robotics ecosystem focused on humanoid and bionic robotic products, AI technologies and industry solutions. FFR’s platform spans research and development, manufacturing, commercialization and deployment, supported by its “Four-Core Full-Stack AI” ecosystem and RoboShare, its robot-sharing and services platform. “FFR’s focus is on building a scalable robotics business that brings Physical AI robotic technologies into everyday commercial and industrial applications,” said YT Jia. “We look forward to expanding our products, services and capabilities as we enter into this next stage of growth.”

About FF EAI Robotics Ecosystem Inc.

FF EAI Robotics Ecosystem Inc. (NASDAQ: FFR) is a U.S.-based Embodied AI robotics company focused on the research and development, manufacturing, commercialization and deployment of intelligent robotic technologies, products and industry solutions. FFR is building a “Four-Core Full-Stack” AI ecosystem covering the full lifecycle of robotics, consisting of EAI Brain & Developer Platform, EAI Devices, Industry Productivity Solutions, and EAI Data Factory. Guided by the technology and product philosophy of “One Brain, Multi-forms, Multi-capabilities,” FFR aims to empower humanoid, biomimetic, and other robotic form factors through a unified EAI Brain, while continuously expanding their multi-task and multi-scenario capabilities. The ecosystem is designed to support the full robotics lifecycle, including R&D, deployment, data collection and training, operations, and commercial applications. FFR also operates RoboShare, a robot-sharing and services platform.

To learn more, visit www.ff.com.

About Faraday Future

Founded in 2014, Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) is a U.S.-based Physical AI ecosystem company focused on mobility solutions through artificial intelligence and technology innovation.

To learn more, visit www.ffai.com.

FFR Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended, and other applicable securities laws. Statements other than historical facts, including statements regarding the standalone full-year 2026 guidance for the acquired robotics business, expected sales and shipments, FFR’s business strategy, commercialization plans, robotics operations, anticipated benefits of the acquisition, future growth opportunities and development and deployment of robotics technologies, are forward-looking statements. You can often identify forward-looking statements by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely,” or “continue,” or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking.

These statements are based on current expectations, estimates and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Such risks include the risk that the standalone guidance is not achieved; FFR’s ability to successfully integrate and operate the acquired business, commercialize its robotics technologies, achieve its business objectives, obtain additional financing, maintain compliance with Nasdaq listing requirements, compete effectively, manage its liquidity position and execute its strategic transition.

Additional risks and uncertainties are described in FFR’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings available at www.sec.gov.

Forward-looking statements speak only as of the date of this release. Forward-looking statements are based on assumptions with respect to management’s future and current expectations are not guarantees and speak only as of the date of this release. Except as required by applicable law, FFR undertakes no obligation to update or revise any forward-looking statements.

Faraday Future Forward-Looking Statements

Forward-looking statements regarding Faraday Future Intelligent Electric Inc. are subject to risks and uncertainties, including its ability to continue as a going concern, improve its liquidity and financial position, obtain financing, execute its business strategy, commercialize products and maintain compliance with Nasdaq listing requirements.

This press release contains forward-looking statements regarding Faraday Future within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the anticipated benefits of the transaction to Faraday Future and the value of its interest in FFR. These statements are subject to risks and uncertainties, including those described under ‘Risk Factors’ in Faraday Future’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

All statements, whether written or oral, other than statements of historical fact, including any financial projections and any statements regarding future events, Faraday Future’s strategy, the disposition of the robotics business, the projections referenced in this communication and the anticipated benefits and timing of the foregoing, Faraday Future’s objectives, expectations, or anticipated actions or results, are forward-looking statements. You can often identify forward-looking statements by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely,” or “continue,” or the negative of these terms or other similar expressions; the absence of these words does not mean a statement is not forward-looking.

These statements are based on current expectations, estimates and assumptions and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Such risks include the Faraday Future’s ability to achieve its business objectives, obtain additional financing, maintain compliance with Nasdaq listing requirements, compete effectively, manage its liquidity position and execute its strategic transition.

Additional risks and uncertainties are described in Faraday Future’s filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings available at www.sec.gov. Forward-looking statements are based on assumptions with respect to management’s future and current expectations are not guarantees and speak only as of the date of this release. Except as required by applicable laws, Faraday Future undertakes no obligation to update these statements except as required by law.

Contacts

Investors: ir@ff.com

SOURCE: FF EAI Robotics Ecosystem Inc.